Note 13 - Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
13.	Subsequent Events

On September 30, 2014, the Company entered into a Loan and Security Agreement pursuant to which we received a term loan in the amount of $5 million, which will be funded in 3 tranches. The first tranch of $2.5 million was provided to the Company on October 1, 2014. The proceeds from the first tranche were used to repay the existing loan with a financial institution which totaled $1,630,925. Before the second and the third tranches of the term loan will be funded, we must meet certain enrollment milestones and achieve certain positive results relating to our OUS Clinical Trials, among other things.

13.	Subsequent Events

On January 31, 2014, the Company and lender agreed to further amend the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more on or before February 25, 2014 and consummation of an equity event by April 25, 2014. On February 25, 2014, a further extension to defer principal payments through March 31, 2014 was verbally agreed upon.

On March 5, 2014, the Company entered into a note purchase agreement in which it was authorized to issue and sell convertible promissory notes up to $500,000 in the aggregate of which $100,000 was issued on March 5, 2014. The notes accrue interest at 9% per annum and will convert into a subsequent equity financing, which the Company expects to complete by June 30, 2014.

The Company has evaluated all events occurring subsequent to December 31, 2013 through March 18, 2014, the date these accompanying financials were available to be issued and did not identify any additional material recognizable subsequent events.